SEI INSTITUTIONAL INVESTMENTS TRUST

Small Cap Fund

Supplement Dated April 13, 2011
to the Class A Shares Prospectus Dated September 30, 2010

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus and should be read in conjunction with such Prospectus.

Change in Sub-Advisers for the Small Cap Fund

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Small Cap Fund.

In the chart under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Management," in the Fund Summary for the Small Cap Fund, the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with Sub-Adviser	Title with Sub-Adviser
J.P. Morgan Investment Management Inc.	Eytan M. Shapiro	Since 1985	Managing Director

In addition, in the sub-section entitled "Small Cap Fund," under the section entitled "Sub-Advisers and Portfolio Managers," the following paragraph is hereby added in the appropriate alphabetical order thereof.

J.P. Morgan Investment Management Inc.: J.P. Morgan Investment Management Inc. (JPMIM), a wholly owned subsidiary of JPMorgan Chase & Co., located at 270 Park Avenue, New York, New York 10017, serves as a sub-adviser to the Small Cap Fund. Eytan M. Shapiro, a Managing Director and Portfolio Manager, manages the portion of the Small Cap Fund's assets allocated to JPMIM. Mr. Shapiro is responsible for managing the U.S. small cap growth strategy, which includes the JPMorgan Small Cap Growth Fund, JPMorgan Dynamic Small Cap Growth Fund, and the JPM US Small Cap Growth Fund. Prior to joining the small cap team in 1992, Mr. Shapiro worked as a portfolio manager in the firm's Hong Kong office. He had previously been an investment analyst at Philips & Drew in London. Mr. Shapiro holds a B.Sc. in economics from City University, London, an M.Phil. in economics from Oxford University, and is FINRA Series 66 licensed. He is a member of both the New York Society of Security Analysts and The CFA Institute, and a CFA charterholder.

There are no other changes in the portfolio management of the Small Cap Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-727 (4/11)

SEI INSTITUTIONAL INVESTMENTS TRUST

Small Cap Fund

Supplement Dated April 13, 2011
to the Statement of Additional Information ("SAI") Dated September 30, 2010

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

Change in Sub-Advisers for the Small Cap Fund

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Small Cap Fund.

In the sub-section entitled "The Sub-Advisers," under the section entitled "The Adviser and Sub-Advisers," the paragraph relating to J.P. Morgan Investment Management Inc. is hereby deleted and replaced with the following paragraph:

J.P. MORGAN INVESTMENT MANAGEMENT INC.—J.P. Morgan Investment Management Inc. ("JPMIM") serves as a Sub-Adviser to a portion of the assets of the Small Cap, Core Fixed Income and High Yield Bond Funds. JPMIM is a registered investment adviser and an indirect wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMC").

In addition, in the sub-section entitled "Portfolio Management," under the section entitled "The Adviser and Sub-Advisers," the text relating to J.P. Morgan Investment Management Inc. is hereby deleted and replaced with the following:

JPMIM

Portfolio Manager Compensation. JPMIM's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by the JPMIM or its affiliates. These elements reflect individual performance and the performance of the JPMIM's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 40% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to mandatory notional investment in selected mutual funds advised by the JPMIM or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Fund Shares. As of December 31, 2010, JPMIM's portfolio managers did not beneficially own any shares of the Small Cap, Core Fixed Income and High Yield Bond Funds.

Other Accounts. As of December 31, 2010, in addition to the Small Cap, Core Fixed Income and High Yield Bond Funds, JPMIM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Douglas Swanson	9		$27,964,272	7		$8,122,153	60		$10,232,485
	0	*	$0	0	*	$0	3	*	$1,211,455
Robert Cook	8		$1,906,444	19		$5,559,969	6		$1,394,827
	0	*	$0	0	*	$0	0	*	$0
Thomas Hauser	8		$1,906,444	18		$5,484,707	6		$1,394,827
	0	*	$0	0	*	$0	0	*	$0
Eytan M. Shapiro#	3		$989,355	3		$179,557	3		$246,642
	0	*	$0	0	*	$0	0	*	$0

*  These accounts are subject to a performance-based advisory fee.

#  Number of accounts and total assets as of January 31, 2011.

Conflicts of Interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Small Cap, Core Fixed Income and High Yield Bond Funds ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMIM's its affiliates' clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMIM and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Small Cap, Core Fixed Income and High Yield Bond Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMIM and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMIM or its affiliates could be viewed as having a conflict of interest to the extent that JPMIM or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMIM's or its affiliates' employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMIM and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMIM's and its affiliates' overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or its affiliates manage accounts that engage in short sales of securities of the type in which the Small Cap, Core Fixed Income and High Yield Bond Funds invest, JPMIM or its affiliates could be seen as harming the performance of the Small Cap, Core Fixed Income and High Yield Bond Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMIM or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMIM or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Small Cap, Core Fixed Income and High Yield Bond Funds from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Small Cap, Core Fixed Income and High Yield Bond Funds' objectives.

The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures that seek to manage conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the JPMIM's Codes of Ethics and JPMorgan Chase and Co.'s Code of Conduct. With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMIM's and its affiliates' duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JPMIM and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM or its affiliates so that fair and equitable allocation will occur over time.

There are no other changes in the portfolio management of the Small Cap Fund.

Change in Trust's Controller and Chief Financial Officer

In the sub-section entitled "Trust Officers" in the section entitled "Trustees and Officers of the Trust" the information relating to Stephen F. Panner is hereby removed and replaced with the following:

Peter (Pedro) A. Rodriguez (DOB 1/18/62)—Controller and Chief Financial Officer (since 2011)—Director, Funds Accounting, SEI Investments Global Funds Services (March 2011, September 2002 to March 2005 and 1997-2002); Director, Mutual Fund Trading, SEI Private Trust Company (May 2009 to February 2011); Director, Asset Data Services, Global Wealth Services (June 2006 to April 2009). Director, Portfolio Accounting; SEI Investments Global Funds Services (March 2005 to June 2006); Vice President, Fund Administration, BlackRock Financial Management (April 2002 to September 2002).

There are no other changes to the Trustees and Officers of the Trust.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-728 (4/11)